UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2022

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160, Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2022, the board of directors (the “Board”) of Artelo Biosciences, Inc. (the “Company”) reviewed and approved certain 2022 corporate performance goals (the “2022 Corporate Goals”).  Mr. Gorgas will be eligible to receive an annual bonus based on the achievement of these 2022 Corporate Goals. The 2022 Corporate Goals consist of certain goals related to clinical development weighted at 40%, certain goals related to pre-clinical development weighted at 35%, and certain financial goals weighted at 25%.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2022, the Board amended Section 1.7 of the Company’s Bylaws, effective immediately (the “Bylaws Amendment”).  The Bylaws were amended to update the definition of a quorum of shareholders at a meeting to 35%.

The Bylaws Amendment is filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 8.01. Other Events.

The Company continues its Cancer Appetite Recovery Study (CAReS), a Phase 1b/2a, Randomized, Placebo-Controlled Trial of the Synthetic Cannabinoid ART27.13 in Patients with Cancer Anorexia and Weight Loss. The results of the Phase 1 stage are intended to determine the most effective and safe dose recommended for the Phase 2 portion of CAReS.  Current tracking suggests complete enrollment anticipated for the planned three dosing cohorts in Phase 1 by the end of first quarter of calendar year 2022 with results to inform dose selection within approximately 6 weeks of the last patient enrolled.   Based on these results, the Company may elect to proceed with an optional fourth cohort of six additional patients set forth in the protocol at a pre-specified and authorized higher dose before determining the dosage for the Phase 2 stage of CAReS.  At present the Company does not foresee ongoing significant impacts due to COVID-19; however, the Company is aware the situation could change, and it is working to mitigate any adverse effects that may materialize due to the pandemic or its aftermath.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Bylaws Amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date: March 9, 2022

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